A U G U S T 8 , 2 0 2 2 Second Quarter 2022 Earnings Presentation

2 D I S C L A I M E R IMPORTANT: You must read the following information before continuing to the rest of the presentation, which is being provided to you for informational purposes only. FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements. These forward-looking statements include projections, estimates and assumptions about various matters such as future financial and operational performance, including debt capitalization and liquidity and fair value of share-based awards. In addition, words such as “estimate,” “believe,” “forecast,” “predict,” “project,” “intend,” “should,” variations of such words and similar expressions are intended to identify forward-looking statements. Our ability to achieve these forward-looking statements is based on certain assumptions, judgments and other factors, both within and outside of our control, that could cause actual results to differ materially from those in the forward-looking statements, including, risks relating to the uncertainty of projected financial information and forecasts, the effects of competition on our business; our ability to attract and retain customers; global economic, market, financial, political or health conditions or events; our dependence on third-party lenders to provide the cash we need to fund our loans and our ability to affordably access third-party financing; our level of indebtedness; our ability to integrate acquired businesses; the impact of regulations on our business; our ability to protect our proprietary technology and analytics; disruption of our information technology systems; improper disclosure of customer personal data as well as other factors discussed in our filings with the Securities and Exchange Commission. The foregoing factors, as well as other existing risk factors and new risk factors that emerge from time to time, may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual future results. Furthermore, the Company undertakes no obligation to update, amend or clarify forward-looking statements. NON-GAAP FINANCIAL MEASURES In addition to the financial information prepared in conformity with U.S. GAAP, we provide certain “non-GAAP financial measures,” including: Adjusted Net Income (Net Income from continuing operations minus certain non-cash and other adjusting items); Adjusted Earnings Per Share (Adjusted net income divided by diluted weighted average shares outstanding); Adjusted Pre-Tax Income, (Income from continuing operations before income taxes minus certain non-cash and other adjusting items); Adjusted EBITDA (EBITDA plus or minus certain non-cash and other adjusting items); and Gross Combined Loans Receivable (includes loans originated by third-party lenders through CSO programs which are not included in our consolidated financial statements). Such measures are intended as a supplemental measure of our performance that are not required by, or presented in accordance with, GAAP. We present these non-GAAP financial measures because we believe that, when viewed with our GAAP results and the accompanying reconciliation, such measures provide useful information for comparing our performance over various reporting periods as they remove from our operating results the impact of items that we believe do not reflect our core operating performance. These non-GAAP financial measures are not substitutes for any GAAP financial measure and there are limitations to using them. Although the Company believes that these non-GAAP financial measures can make an evaluation of our operating performance more consistent because they remove items that do not reflect our core operations, other companies in the Company’s industry may define their own non-GAAP financial measures differently or use different measures. As a result, it may be difficult to use any non-GAAP financial measure to compare the performance of other companies to our performance. The non-GAAP financial measures presented in these slides should not be considered as measures of the income generated by our business or discretionary cash available to us to invest in the growth of our business. Our management compensates for these limitations by reference to GAAP results and using these non-GAAP financial measures as supplemental measures. Reconciliation of non-GAAP metrics to the closest comparable GAAP metrics are included on slides 11 to 15. All product names, logos, brands, trademarks and registered trademarks are property of their respective owners.

3 LOAN BALANCES1 ($Millions) 1 Includes Company-Owned Loans and Loans Guaranteed by the Company under CSO programs. Please see slide 15 for reconciliation. 2 Heights Finance balances reflect fair value adjustments recorded in the opening acquired balance sheet for purchase accounting. Heights Finance is included as part of the U.S. segment. 3 Excludes Heights Finance. Note: U.S. loan balances at 2Q22 include loans classified as Held For Sale which were subsequently sold on July 8, 2022. $344 $361 $391 $427 $448 $468 $201 $221 $302 $459 $542 $627 $218 $224 $233 $237 $220 $246 $471 $463 $491 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 Canada Direct Lending Canada POS Lending U.S. Heights Finance $763 $806 $1,832 $926 $1,594 2 $1,673 Loan Growth Trends Y-o-Y $ Change Y-o-Y % Change Sequential $ Change Sequential % Change Canada Direct Lending $107 30% $20 4% Canada POS Lending $406 184% $85 16% U.S.3 $22 10% $26 12% Heights Finance2 - - $28 6% Q2 2022 CHANGE IN LOANS1 ($Millions)

4 Provision for loan losses by Segment (USD, $Millions) $26 $33 $48 $56 $64 $95 $9 $9 $14 $23 $22 $26 $1 $3 $8 $13 $9 $6 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 U.S. Canada Direct Lending Canada POS Lending -$14 -$5 -$1 $8 -$4 $5 -$2 $3 $6 $11 $6 $2 -$17 -$7 $7 $15 $12 $24 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 U.S. Canada Direct Lending Canada POS $19 Net Impact: Provision for loan losses minus net charge-offs by segment (USD, $Millions) Quarterly Net Charge-Off Rate % by Segment CANADA DIRECT LENDING PAST DUE AR %1 0% 2% 4% 6% 8% 10% 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 1-30 DPD 31-60 DPD 61+ DPD 0% 5% 10% 15% 20% 25% 30% 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 1-30 DPD 31-60 DPD 61+ DPD U.S. DIRECT LENDING PAST DUE AR %1 1 Periods presented prior to 1Q22 exclude Single-Pay. Credit Trends • Relative sequential loan balances and credit performance affect provision for loan losses comparisons • Delinquencies are near pre-COVID levels (8.0% 2Q19 for CDL) with recent increases driven by continued loan growth, new customer and origination channel mix and seasonality 16.2% 17.2% 21.6% 24.4% 14.7% 11.0% 20.6% 23.5% 3.8% 3.5% 3.3% 4.4% 5.5% 5.0% 0.7% 0.7% 0.5% 0.5% 0.6% 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 U.S. NCO rate U.S. NCO rate (excluding Heights Finance) Canada Direct Lending NCO rate Canada POS Lending NCO rate

5 Consolidated Financial Performance Recap Sequential Revenue Growth across all businesses continued REVENUE ($Millions) ADJUSTED EBITDA1 ($Millions) ADJUSTED EARNINGS PER SHARE1 $0 $100 $200 $300 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 Revenue Net revenue $64 $50 $38 $17 $54 $32 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 $0.69 $0.40 $0.15 ($0.29) $0.15 ($0.28) 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 1 Reconciliation of non-GAAP metrics to the closest comparable GAAP metrics included within slides 11 through 15. • Consolidated revenue was $304 million, up 62% from the same quarter last year • Net revenue - up $32 million, or 23%, year over year and decreased $18 million, or 9%, sequentially • Adjusted EBITDA1 of $32 million and adjusted loss of $0.28 per share1 • Adjusted net income declined $29 million1, or 165%, year over year due to provision for loan loss dynamics and higher interest expense • 2Q21 provision for loan losses - $7 million less than NCOs due to government stimulus and other pandemic-related behavior reducing demand • 2Q22 provision for loan losses - $24 million more than NCOs due to credit normalization and strong sequential loan growth • Interest expense – up $19 million, or 80%, year over year due to Senior Note tack-on for Heights Finance acquisition, ABL borrowing to support loan growth and rising interest rates

6 Financial Performance: Canada Direct Lending Consistent Robust Loan Growth LOAN BALANCES ($Millions) $344 $361 $391 … $448 $468 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 $0 $10 $20 $30 $40 $50 $60 $70 $80 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 Revenue Net revenue $22 $25 $24 $18 $19 $15 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 Revenue ($Millions) Adjusted Pre-tax Income1 ($Millions) 1 Consolidated reconciliation of non-GAAP metrics to the closest comparable GAAP metrics included within slides 11 through 15. $427 • Loans receivable – up 30% year over year and 4% sequentially due to growth in Revolving LOC loans • Revenue - up 22% year over year and 6% sequentially • Adjusted EBITDA - down $2 million sequentially due to increase in loan loss provision associated with loan growth and credit normalization • NCO rate increased to 5.0% from 3.5% in 2Q21, but decreased 50bps compared to 5.5% in 1Q22 2Q 2022 Highlights $26 $29 $27 $21 $24 $22 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 Adjusted EBITDA1 ($Millions)

7 Financial Performance: Canada POS Lending Continued Robust Loan Growth LOAN BALANCES ($Millions) $0 $5 $10 $15 $20 $25 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 Revenue Net revenue -$2 -$1 -$6 -$15 -$6 -$4 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 Revenue ($Millions) Adjusted Pre-tax Income1 ($Millions) 1 Consolidated reconciliation of non-GAAP metrics to the closest comparable GAAP metrics included within slides 11 through 15. $459 • Loans receivable - up 183% year over year and 16% sequentially due to growth driven by big-ticket retailers • Revenue - up 229% year over year and 15% sequentially • Adjusted EBITDA - up $4 million sequentially on net interest and merchant discount revenue growth • NCO rate was flat sequentially 2Q 2022 Highlights -$1 $2 -$2 -$9 $1 $5 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 Adjusted EBITDA1 ($Millions) $202 $221 $302 $542 $627 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22

8 Financial Performance: U.S. Direct Lending Solid Sequential Growth U.S. Loan Balances LOAN BALANCES1 ($Millions) 1 Includes Company-Owned Loans and Loans Guaranteed by the Company under CSO programs. $0 $50 $100 $150 $200 $250 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 Revenue Net revenue $21 -$1 -$7 -$17 $0 -$26 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 Revenue ($Millions) Adjusted Pre-tax Income2 ($Millions) 2 Consolidated reconciliation of non-GAAP metrics to the closest comparable GAAP metrics included within slides 11 through 15. $708 • Loans receivable - up 8% sequentially • Revenue - up 4% sequentially • Adjusted EBITDA - down $25 million sequentially because of seasonal loan loss provisioning and credit normalization • NCO rate decreased to 11.0% from 14.7% in 1Q22 due to product mix shift • Interest expense of $28 million primarily includes interest cost of Senior Notes 2Q 2022 Highlights $47 $58 $35 $20 $12 $39 $19 $12 $4 $30 $5 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 Adjusted EBITDA2 ($Millions) $218 $224 $233 $683 $737 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22

9 Strong Debt Capitalization and Liquidity Well-Positioned and Lower Cost Funding to Support Future Growth As of July 31, 2022 2022 2023 2024 2025 2026 2027 2028 Interest Rate Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 7.50% Senior Notes 7.50% Heights SPV 1-Mo SOFR + 4.25% First Heritage SPV 1-Mo SOFR + 4.25% Canada SPV 3-Mo CDOR + 6.00% Flexiti SPV 3-Mo CDOR + 4.40% Flexiti Securitization 1-Mo CDOR + 3.68% U.S. Revolver 1-Mo LIBOR + 5.00% Canada Revolver Royal Bank Prime + 1.95% Debt Commitment ($Millions1) $1,000 $425 $225 $311 $389 $410 $45 $8 Total liquidity of over $180M1 comprised of unrestricted cash and undrawn capacity on revolving credit facilities and borrowing base levels 1 As of July 31, 2022. 1 As of July 31, 2022.

10 Appendix

11 Historical Consolidated Adjusted EBITDA Reconciliation ($Millions) Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Net income (loss) from continuing operations $25.7 $104.5 $(42.0) $(28.9) $1.3 ($26.1) Provision (benefit) for income taxes 8.4 34.2 (13.4) (8.0) 1.1 (6.9) Interest expense 19.5 23.5 25.8 28.5 38.3 42.2 Depreciation and amortization 5.0 7.4 7.3 7.3 9.8 8.7 EBITDA $58.7 $169.5 $(22.3) $(1.1) $50.6 $17.9 Loss (income) from equity method investment3 (0.5) (1.7) 1.6 (3.0) (1.6) 1.3 Gain from equity method investment11 - (135.4) - - - - Share-based compensation7 2.7 3.5 4.0 3.8 4.1 4.4 Restructuring costs1 - 5.8 5.6 1.3 1.1 1.1 Legal and other costs2 - - 0.4 1.7 0.1 1.0 Acquisition-related adjustments5 - 5.5 4.3 4.2 0.2 3.2 Change in fair value of contingent consideration6 - - 3.8 2.4 (0.3) 4.0 Loss on extinguishment of debt12 - - 40.2 - - - Transaction costs4 3.2 3.2 0.1 7.3 0.2 (0.2) Other Adjustments10 (0.2) (0.1) (0.1) (0.1) (0.1) (0.5) Adjusted EBITDA $63.8 $50.3 $37.6 $16.5 $54.3 $32.4 Adjusted EBITDA Margin 32.4% 26.8% 18.0% 7.4% 18.7% 10.6% For a description of each addback, refer to slide 14. Note: Subtotals may not sum due to rounding.

Historical Consolidated Adjusted Net Income Reconciliation

($Millions, except per share data)	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022
Net Income (Loss) from continuing operations	**$25.7**	**$104.5**	**$(42.0)**	**$(28.9)**	**$1.3**	**($26.1)**
Loss (income) from equity method investment[3]	(0.5)	(1.7)	1.6	(3.0)	(1.6)	1.3
Gain on equity method investment[11]	-	(135.4)	-	-	-	-
Share-based compensation[7]	2.7	3.5	4.0	3.8	4.1	4.4
Restructuring costs[1]	-	5.8	5.6	1.3	1.1	1.1
Legal and other costs[2]	-	-	0.4	1.7	0.1	1.0
Acquisition-related adjustments[5]	-	5.5	4.3	4.2	0.2	3.4
Change in fair value of contingent consideration[6]	-	-	3.8	2.4	(0.3)	4.0
Loss on extinguishment of debt[12]	-	-	42.3	-	-	-
Transaction costs[4]	3.2	3.2	0.1	8.9	0.2	(0.2)
Intangible asset amortization[8]	0.8	1.9	1.8	1.8	3.0	3.5
Cumulative tax effect of adjustments[9]	(1.7)	30.2	(15.4)	(4.6)	(1.8)	(3.8)
Adjusted net income (loss) from continuing operations	**$30.1**	**$17.4**	**$6.4**	**$(12.3)**	**$6.3**	**($11.3)**
Net income (loss) from continuing operations	**$25.7**	**$104.5**	**$(40.2)**	**$(28.9)**	**$1.3**	**($26.1)**
Diluted Weighted Average Shares Outstanding	43.6	43.7	41.2	40.3	41.3	40.4
Adjusted Diluted Weighted Average Shares Outstanding[16]	43.6	43.7	43.3	42.4	41.3	40.4
Diluted (Loss) Earnings per Share from Continuing Operations	$0.59	$2.39	$(1.02)	$(0.72)	$0.03	($0.65)
Per share impact of adjustments to net income (loss) from Continuing Operations	$0.10	($1.99)	$1.17	$0.43	$0.12	$0.37
Adjusted Diluted Earnings per Share from Continuing Operations	**$0.69**	**$0.40**	**$0.15**	**$(0.29)**	**$0.15**	**($0.28)**

Note: Subtotals may not sum due to rounding.

For a description of each addback, refer to slide 14.

12

13 Historical Consolidated Adjusted Pre-Tax Income Reconciliation ($Millions, except per share data) Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Pre-tax income (loss) from continuing operations $34.2 $138.7 $(55.4) $(36.9) $2.4 ($26.1) Loss (income) from equity method investment3 (0.5) (1.7) 1.6 (3.0) (1.6) 1.3 Gain loss on equity method investment11 - (135.4) - - - - Share-based compensation7 2.7 3.5 4.0 3.8 4.1 4.4 Restructuring costs1 - 5.8 5.6 1.3 1.1 1.1 Legal and other costs2 - - 0.4 1.7 0.1 1.0 Acquisition-related adjustments5 - 5.5 4.3 4.2 0.2 3.4 Change in fair value of contingent consideration6 - - 3.8 2.4 (0.3) 4.0 Loss on extinguishment of debt12 - - 42.3 - - - Transaction costs4 3.2 3.2 0.1 8.9 0.2 (0.2) Intangible asset amortization8 0.8 1.9 1.8 1.8 3.0 3.5 Adjusted pre-tax income (loss) from continuing operations $40.3 $21.4 $8.5 $(15.7) $9.2 ($7.6) For a description of each addback, refer to slide 14. Note: Subtotals may not sum due to rounding.

14 # Description 1 Restructuring costs for the three and six months ended June 30, 2022 resulted from U.S. store closures and related costs and certain severance payments to eliminate duplicate roles. 2 Legal and other costs for the three and six months ended June 30, 2022 primarily related to settlement costs related to certain legal matters. 3 The amount reported is our share of Katapult's U.S. GAAP net income or loss, recognized on a one quarter lag. 4 Transaction costs for the three and six months ended June 30, 2022 relate to our Heights Finance acquisition in December 2021, the sale of the Legacy U.S. Direct Lending business, and the acquisition of First Heritage Credit, both of which closed in July 2022 Transaction costs for the three and six months ended June 30, 2021 relate to the acquisition of Flexiti in March 2021. 5 During the three months and six months ended June 30, 2022, acquisition-related adjustments related to the acquired Heights loan portfolio as of December 27, 2021. During the three months and six months ended June 30, 2022, $0.3 million of acquisition-related adjustments related to the acquired Flexiti loan portfolio as of March 10, 2021. 6 In connection with our acquisition of Flexiti, we recorded a $3.8 million adjustment related to the fair value of the contingent consideration for the three and six months ended June 30, 2022. 7 The estimated fair value of share-based awards was recognized as non-cash compensation expense on a straight-line basis over the vesting period. 8 Intangible asset amortization in determining ANI for the three and six months ended June 30, 2022 primarily included amortization of identifiable intangible assets established in connection with the acquisitions of Flexiti and Heights Finance. 9 Cumulative tax effect of adjustments included in Reconciliation of Net income to Adjusted Net Income table is calculated using the estimated incremental tax rate by country. 10 Other adjustments primarily reflect the intercompany foreign-currency exchange impact. 11 Gain on investment in Katapult of $135.4 million recorded during the three and six months ended June 30, 2021 as a result of its reverse merger with FinServ. 12 On July 30, 2021, we entered into new 7.50% Senior Secured Notes due 2028, which were used on August 12, 2021 to extinguish the 8.25% Senior Secured Notes due 2025. During the year ended December 31, 2021, $40.2 million from the loss on the extinguishment of debt in determining Adjusted EBITDA was due to the early redemption of the 8.25% Senior Secured Notes due 2025. An additional $2.1 million of interest was incurred for the year ended December 31, 2021 in determining Adjusted Net income, which represents interest on the 8.25% Senior Secured Notes due 2025 for the period between July 30, 2021 and August 12, 2021. This is the period during which the 8.25% Senior Secured Notes and 7.50% Senior Secured Notes were outstanding. Description of adjustments for Consolidated Adjusted EBITDA, Consolidated Adjusted Net Income, and Consolidated Adjustment Pre-Tax Income Reconciliations

15 Historical Gross Combined Loan Receivables ($Millions) 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 Company-owned gross loans receivable $731.0 $769.3 $882.4 $1,548.3 $1,628.6 $1,780.8 Gross loans receivable guaranteed by the Company $32.4 $37.1 $43.4 $46.3 $44.4 $51.3 Gross combined loans receivable $763.4 $806.4 $925.8 $1,594.6 $1,673.0 $1,832.2 Note: Subtotals may not sum due to rounding. The above table summarizes Company-owned gross loans receivable, a GAAP balance sheet measure, and reconciles it to gross combined loans receivable, a non-GAAP measure including loans originated by third-party lenders through CSO programs, which are not included in our Condensed Consolidated Financial Statements but from which we earn revenue and for which we provide a guarantee to the lender.